CONSENT OF INDEPENDENT ACCOUNTANTS                                  Exhibit 23.2
                                                                    (1999 10-K)


We consent to the incorporation by reference in Registration Statements of Applied Power Inc. on Form S-3 No. 333-47493, Form S-8 Nos. 33-18140, 33-21250,
33-24197, 33-38719, 33-38720, 33-62658, 333-42353, 333-46469, 333-61279, 333-
61281 and 333-61389 of our report dated September 29, 1999, appearing in this Annual Report on Form 10-K of Applied Power Inc. for the year ended August 31, 1999.



PRICEWATERHOUSECOOPERS LLP
Milwaukee, Wisconsin
December 6, 1999